SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 4, 2001
(Date of earliest event reported)

BANCWEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-7949	99-0156159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits.

Exhibit No.	Exhibit

1	Presentation to Investors dated December 4, 2001.

Item 9. Regulation FD Disclosure.

     On December 4, 2001 BancWest Corporation, as part of a BNP Paribas International Retail Banking presentation, disclosed information concerning its financial position and results. The Presentation to Investors is filed as an exhibit to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2001.

BANCWEST CORPORATION

By	/s/ Howard H. Karr

Howard H. Karr Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

1	Presentation to Investors dated December 4, 2001.